UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2011 (June 15, 2011)

EMPEIRIA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	6770	27-5079295
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

142 W. 57th Street, 12th Floor New York, NY 10019	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 887-1150

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On June 16, 2011, Empeiria Acquisition Corp. (the “Company”) announced that, on June 15, 2011, it had priced its initial public offering (the “IPO”) of 6,000,000 units (the “IPO Units”), each unit (a “Unit”) consisting of one share of common stock, $0.0001 par value per share (the “Common Stock”), and a warrant (a “Warrant”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333- 172629) (the “Registration Statement”).  A copy of the Company’s press release is attached as Exhibit 99.1 hereto.  In connection with the IPO, the Company entered into various written agreements, including the following: (i) underwriting agreement, (ii) investment management trust agreement, (iii) registration rights agreement, (iv) warrant agreement, (v) a letter agreement with Empeiria Investors LLC, a limited liability company controlled by certain of its officers and directors (the “Sponsor”) and the Company and the officers and directors of the Company, (vi) second amended and restated unit subscription agreement and (vii) amendment to shares subscription agreement.  In addition, it filed, with the Secretary of State of the State of Delaware, a Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).  The purpose of this Current Report on Form 8-K is to file such agreements and documents as executed (or filed) in connection with the IPO.

Underwriting Agreement

On June 15, 2011, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units.  A copy of the Underwriting Agreement entered into by and between the Company and Cohen & Company Capital Markets, LLC (“Cohen”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

A portion of the proceeds of the IPO and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released upon the earlier of the consummation of a business transaction (the “Business Transaction”), the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by September 15, 2012 (or December 15, 2012, if the Company executed a letter of intent or definitive agreement within such 15 month period), or the Company’s liquidation (if no redemption occurs), as described in the Registration Statement and the Company’s Certificate of Incorporation.  The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 3.5% of the gross proceeds of the IPO.  The Underwriters agreed that a portion of the underwriters’ discount (1.5% or $900,000) would be deposited into the Trust Account and payable to the Underwriters as a deferred corporate finance fee upon the consummation of the Business Transaction.  The Company also granted the Underwriters a 45-day option to purchase up to an additional 900,000 Units from the Company on the same terms and at the same price as the 6,000,000 Units to cover over-allotments, if any.

Pursuant to the terms of the Underwriting Agreement, the sale of the IPO Units was completed on June 21, 2011 at a purchase price of $9.65 (the offering price to the public of $10.00 per Unit minus the underwriters’ discount of $0.20 per Unit and deferred corporate finance fee of $0.15 per Unit).

The Underwriting Agreement includes certain customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Second Amended and Restated Unit Purchase Agreement

In accordance with the Second Amended and Restated Unit Purchase Agreement (“Unit Purchase Agreement”), which amended and restated the Amended and Restated Unit Purchase Agreement (“Amended and Restated Unit Purchase Agreement”), the Sponsor agreed to purchase from the Company an aggregate of 390,000 units (“Placement Units”), each unit consisting of one share of Common Stock (the “Placement Shares”) and one Warrant (the “Placement Warrants”) at a purchase price of $10.00 per Placement Unit in a private placement (the “Private Placement”) pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Such Private Placement was consummated immediately prior to the effective date of the Registration Statement and the proceeds were deposited into the trust account.  A copy of the Amended and Restated Unit Purchase Agreement is attached as Exhibits 10.5.

The Warrants underlying the Units are exercisable for the period commencing on the later of 30 days after the Company’s completion of the Business Transaction or June 15, 2012, and will expire five years from the date of completion of the Business Transaction, or earlier upon redemption or liquidation. The Company may redeem the outstanding Warrants (subject to the provisions below), in whole and not in part, at a price of $0.01 per Warrant at any time after the Warrants become exercisable upon a minimum of 30 days’ prior written notice and if and only if the last closing sales price of the Ordinary Shares equals or exceeds $17.50 per share for any 20 trading days within a 30-day trading period ending three business days before the Company sends notice of redemption.  The Placement Warrants are substantially similar to the Warrants, except that if held by the original holders or their permitted assigns, they (i) may be exercised for cash or on a cashless basis; (ii) are not subject to being called for redemption; and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Business Transaction.

Investment Management Trust Agreement

On June 15, 2011, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee.  A copy of the Investment Management Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Pursuant to the Investment Management Trust Agreement, a portion of the proceeds from the IPO and the Private Placement was deposited into a U.S. trust account (the “Trust Account”) and maintained by CST as trustee.  Of this amount, $900,000 represents the deferred corporate finance fee, which amount shall be payable to the representative of the Underwriters upon the consummation of a Business Transaction (or $1,035,000 if the over-allotment option is exercised in full).  The funds in the Trust Account will not be released until the earlier of the consummation of a Business Transaction, the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by September 15, 2012 (or December 15, 2012, if the Company executes a letter of intent or definitive agreement with respect to a Business Transaction within the 15 month period and such Business Transaction has not yet been completed) or the Company’s liquidation (if no redemption occurs) as described in the Registration Statement and the Certificate of Incorporation; provided, however, the Company shall be permitted to draw amounts from the interest earned on the amount in the Trust Account to pay taxes and for working capital requirements.  The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less.

Holders of the shares of Common Stock underlying the Units (the “IPO Shares”) shall be entitled to receive funds from the Trust Account (including interest earned on the holder’s pro rata portion of the Trust Account) in the event the Company either redeems the IPO Shares or liquidates.  If the Company conducts the redemption pursuant to the tender offer rules, the redemption price payable per IPO Share shall be equal to the amount held in the Trust Account as of two business days prior to the commencement of the tender offer including interest but net of taxes payable, divided by the total number of IPO Shares.

If the Company conducts the redemption in conjunction with a shareholder vote, the Company will offer to redeem the IPO Shares that voted in favor of the Business Transaction at a redemption price equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the closing of the Business Transaction, including any amounts representing interest earned on the trust account, less taxes and amounts released to the Company for working capital purposes, in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act.  However, the Company will offer to redeem the IPO shares that are voted against the Business Transaction at a redemption price equal to the pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the closing of the Business Transaction, excluding interest and taxes, in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act.  In either case, the Company shall distribute to holders of IPO Shares no less than $10.20 per share (or $10.15 per IPO Share if the Underwriters’ over-allotment option is exercised in full).  In the event a Business Transaction is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Registration Rights Agreement

On June 15, 2011, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor and the officers and directors of the Company.  A copy of the Registration Rights Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, the holders of 25% in interest of the shares of Common Stock owned by the Sponsor and the officers and directors prior to the IPO (the “Insider Shares”), Placement Shares or the Placement Warrants shall be entitled to require the Company, on three occasions at any time after the date on which the Insider Shares, Placement Shares or Placement Warrants, respectively, are released from lockup, to register the Insider Shares, Placement Shares and Placement Warrants.  In addition, the Sponsor and officers and directors of the Company have “piggyback” registration rights with respect to the Insider Shares, Placement Shares and Placement Warrants commencing on the date on which the Insider Shares, Placement Shares and Placement Warrants, respectively, are released from lockup.

Warrant Agreement

On June 15, 2011, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) and the Placement Warrants (together with the Public Warrants, the “Company Warrants”).  A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants and the manner in which the Company Warrants may be exercised.  The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions and the manner in which the Company Warrants may be redeemed.

Letter Agreement

On June 15, 2011, the Company entered into a letter agreement (the “Letter Agreement”) with the Sponsor, and each of the officers and directors of the Company.  A copy of the Letter Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Pursuant to the Letter Agreement, and to the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 900,000 Units, the Sponsor and the officers and directors have agreed that they shall return to the Company for cancellation, at no cost, the number of Insider Shares determined by multiplying 300,000 by a fraction: (i) the numerator of which is 900,000 minus the number of Units purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 900,000.

Messrs. Alan B. Menkes, Keith E. Oster, James N. Mills and Michael Dion have agreed, pursuant to the Letter Agreement, that they will be liable to the Company, jointly and severally, if and to the extent any claim by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.20 per share (or $10.15, if the underwriters’ over-allotment option is exercised in full) except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the Underwriters against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Menkes, Oster, Mills and Dion will not be responsible to the extent of any liability for such third party claims.

The Sponsor, the officers and directors of the Company and the Company have agreed they will not propose any amendment to the Company's Certificate of Incorporation that would affect the substance or timing of the Company's obligation, as described in Section 9.2 of the Certificate of Incorporation, to redeem the IPO shares.

Also pursuant to the Letter Agreement, the Sponsor and the officers and directors agreed not to, except under certain limited circumstances (the “Share Lockup Period”) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of the Insider Shares until: (i) with respect to 20% of such shares, upon consummation of the Business Transaction; (ii) with respect to 20% of such shares, when the closing price of its common stock exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Transaction; (iii) with respect to 20% of such shares, when the closing price of its common stock exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the Business Transaction; (iv) with respect to 20% of such shares, when the closing price of its common stock exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Transaction; and (v) with respect to 20% of such shares, when the closing price of its common stock exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Transaction.

Until 30 days after the completion of the Company’s Business Transaction (the “Placement Lockup Period”), the Sponsor and officers and directors will not, except under certain limited circumstances, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, Placement Warrants or Placement Shares.

During the Share Lockup Period and Placement Lockup Period, holders of the Insider Shares and Placement Shares shall retain all other rights as shareholders, including, without limitation, the right to vote the Insider Shares and Placement Shares. During the Share Lockup Period and Placement Lockup Period, all dividends payable in cash with respect to such securities shall be paid to the Sponsor or officers and directors, but all dividends payable in shares of Common Stock or other non-cash property become subject to the applicable lockup period and early release as described above.

The Sponsor and each of the officers and directors agreed to waive, with respect to any shares of the Common Stock held by him, her or it, any redemption rights he, she or it may have in connection with the consummation of a Business Transaction, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Transaction or in the context of a tender offer made by the Company to purchase shares of the Common Stock.  The Sponsor and the officers and directors shall be entitled to redemption and liquidation rights with respect to any shares of the Common Stock (other than the Insider Shares and Placement Shares) the Sponsor or officers and directors hold if the Company fails to consummate a Business Transaction within the allotted time period.

Amendment No. 1 to Securities Subscription Agreement

On June 15, 2011, the Company and Empeiria Investors LLC, amended the Securities Subscription Agreement (“Amendment No. 1”) to amend the number of Insider Shares subject to forfeiture to 300,000 shares.  A copy of Amendment No. 1 is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Incorporated by reference to the discussion in Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2011, the Company filed with the Secretary of State of the State of Delaware its Second Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1.  The Second Amended and Restated Certificate of Incorporation was adopted to effect an approximately 0.80331-for-1 reverse split stock split of the Company’s Common Stock.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

1.1	Underwriting Agreement, dated June 15, 2011, by and between Empeiria Acquisition Corp. and Cohen & Company Capital Markets, LLC as representative of the underwriters

3.1	Second Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated June 15, 2011, by and between Empeiria Acquisition Corp. and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated June 15, 2011, by and between Empeiria Acquisition Corp. and Continental Stock Transfer & Trust Company

10.2	Registration Rights Agreement, dated June 15, 2011, by and among Empeiria Acquisition Corp. and the securityholders named therein

10.3	Letter Agreement, dated as of June 15, 2011, among the Company, Empeiria Acquisition Corp., and each of the directors and officers of the Registrant

10.4	Amended and Restated Unit Subscription Agreement, among the Company and the Sponsor, dated June 13, 2011

10.5	Second Amended and Restated Unit Subscription Agreement, among the Company and the Sponsor, dated June 15, 2011

10.6	Amendment No. 1 to Securities Subscription Agreement, dated June 15, 2011

99.1	Press Release, dated June 16, 2011

 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2011	EMPEIRIA ACQUISITION CORP.

	By:	/s/ Alan B. Menkes
Name: Alan B. Menkes
Title: Chief Executive Officer